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                                                                   Exhibit 10.29


                      SPECIAL ACCIDENT REINSURANCE FACILITY
                      QUOTA SHARE REINSURANCE RETROCESSION

                    (hereinafter referred to as "Agreement")

              In consideration of the mutual covenants hereinafter
                   contained and upon the terms and conditions
                              hereinafter set forth

                           UNUM LIFE INSURANCE COMPANY

             (hereinafter referred to as the "Retrocessionaire(s)")

             does hereby indemnify, as herein provided and specified
                            business underwritten by

                             DUNCANSON & HOLT, INC.

               (hereinafter referred to as "Underwriting Manager")

                                  on behalf of

                    TRENWICK AMERICA REINSURANCE CORPORATION

                 (hereinafter referred to as the "Retrocedant")



Article I - INSURING CLAUSE

      The Retrocessionaire shall indemnify the Retrocedant for Reinsurance paid under benefits classified as Special Accident Programs reinsured by the Retrocedant.


Article II - TERRITORY

      This Agreement shall apply to losses occurring within the territorial limits of the Retrocedant's contracts.


Article III - TERM AND CANCELLATION
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      This Agreement shall take effect for a one year period commencing October
1, 1996 and is continuous in nature and shall apply to all policies coming within the scope of the Agreement and to claims incurred, on and after October 1, 1996. The Retrocedant or the Retrocessionaire(s) may cancel this Agreement at 12:01 A.M. at September 30, 1997, or any September 30th thereafter, by giving the other at least ninety (90) days prior notice in writing by Certified Mail. The Retrocessionaire(s) shall continue to participate in all business coming within the terms of the Agreement during the said period of ninety (90) days.

      In the event of cancellation of this Agreement, the Retrocessionaire's(s') liability on business in force shall continue in connection with any policy the subject of cession hereunder and any endorsement thereto whether issued after the date of cancellation or not and whether subject to additional premium or not. Notwithstanding the foregoing, the Retrocessionaire(s) shall be liable for their share of any loss reported during a discovery period granted to the original Insured under a policy which expires or is cancelled during or at the end of the period of the Retrocessionaire's(s') liability hereunder.


Article IV - UNDERWRITING MANAGER

      The business subject to this Agreement shall be underwritten by Duncanson & Holt, Inc. on behalf of the Trenwick America Reinsurance Corporation (Retrocedant).


Article V - RETENTION

      The Retrocedant agrees to cede and the Retrocessionaire(s) agrees to accept under this Agreement the quota share percentage specified in the attached Interest and Liabilities Agreement for liability as identified in the attached
Exhibit I assumed by the Retrocedant for Special Accident Programs.


Article VI - LIABILITY OF RETROCESSIONAIRE(S)

      The liability of the Retrocessionaire(s) shall begin obligatorily and simultaneously with that of the Retrocedant and all reinsurance ceded hereunder shall be subject to the same clauses, rates, terms, conditions and endorsements as the original policies, binders, or contracts insofar as they relate to the business Reinsured hereunder, the true intent of this Agreement being that the Retrocessionaire(s) shall, in every case to which this Agreement applies and in the proportions specified herein, follow the fortunes of the Retrocedant.


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Article VII - PREMIUM AND COMMISSIONS

      The premium payable to the Retrocessionaire(s) will be calculated on the original gross reinsurance rates less the following:

      Retrocedant Expense:          2 % of Gross Written Premium

      Underwriting
      Manager's Fee:                Up to 7 1/2% of Gross Written Premium.


Article VIII - PROFIT COMMISSION

      Annually, the Retrocessionaire(s) will pay the Retrocedant Profit Commission equal to twenty (20%) of the profits accruing on business ceded under this Agreement. Computation of the Profit Commission shall be on an Underwriting Year basis. Each Underwriting Year shall encompass all transactions relating to reinsurance ceded under this Agreement during the period.

      The first calculation of a Profit Commission shall be made following September 30, 1997, for the Underwriting Year ending that date. Calculation of the Profit Commission shall be made following September 30th of each Underwriting Year that this Agreement remains in effect until each Underwriting Year is fully developed.

      The profits, for each Underwriting Year to which the 20% Profit Commission will apply, shall be equal to the excess of A over B where:

      (A) INCOME is equal to the sum of:

          1.    Gross Written Premium during the Underwriting Year; and

          2.    Unearned premium reserve at beginning of period; and

          3. A reserve for incurred, but not reported, loss development at beginning of period; and

          4.    A reserve for outstanding losses at beginning of period; and

          5. Recoveries from any excess of loss protection contracts that may be arranged by


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                the Underwriting Manager to protect the Retrocedant; and

          6. Investment Income on the average amount of reserve funds held by the Retrocessionaire(s) during the current Underwriting Year, valued as of the date of distribution, based on the monthly prime interest rate during the subject period published in The Wall Street Journal less one-half percent.

      (B) OUTGO is equal to the sum of:

          1. All losses and loss expenses paid less salvages applicable to the Underwriting Years; and

          2.    Outstanding Loss Reserve at the close of the Underwriting Year;
                and

          3.    Loss Development Reserve at the close of the Underwriting Year;
                and

          4.    Acquisition Cost (Commission and Brokerage Earned); and

          5.    Unearned Premium Reserve for the current Underwriting Year; and

          6.    An allowance of 2% for all business for Retrocedant's Expense.

          7. An allowance of up to seven and one half (7 1/2%) of the Gross Written Premium for Underwriting Managers Fee.

          8. An allowance of 3/4 of 1% of Gross Written Premium for Retrocessionaires Expense.

      In the event of an underwriting loss on the total results of any one Underwriting Year, the amount of such loss shall be debited to the profit commission statement for the ensuing Underwriting Year. Should a debit balance still remain, such balance shall be reduced by 50% and debited against further Underwriting Year(s), but not exceeding three years in all, and no profit commission shall be considered as earned under this Agreement until a credit balance is restored. The first calculation of profit commission under this Agreement shall be made as of September 30, 1997 and shall apply to all business transacted from the inception of this Agreement. Subsequent calculations and recalculations of each year's profit commission shall be made as of the last day of each Underwriting Year. In this Agreement, no further calculation of profit commission shall be made until all liability has been terminated and all claims settled.


Article IX - CURRENCY


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      Wherever the sign "$" appears in this Agreement it shall mean United
States Dollars. Premiums and losses are payable hereunder in United States Dollars.


Article X - RETROCESSIONAL PREMIUM, CLAIMS, AND REPORTS

      The Retrocedant shall report to the Retrocessionaires within seventy-five
(75) days following the close of each quarter the gross premiums collected for the quarter less claims paid, acquisition expense, Retrocedant's and Underwriting Manager's Fee, and at such time any balances due the Retrocessionaires or Retrocedant shall be due and immediately payable.

      In addition, the Retrocedant shall furnish such other information as may be required by the Retrocessionaires for the completion of the Retrocessionaires quarterly and annual statements.


Article XI - LOSSES

      The Retrocedant alone and at its full discretion shall adjust, settle or compromise all claims and losses. All such adjustments, settlements and compromises shall be binding on the Retrocessionaire in proportion to its participation. The Retrocedant shall likewise at its sole discretion commence, continue, defend, compromise, settle or withdraw from actions, suits or proceedings and generally make decisions involving all aspects and matters relating to any claim or loss as in its judgement may be beneficial or expedient; and all loss payments made shall be shared by the Retrocessionaire(s) proportionately. The Retrocessionaire(s) shall, on the other hand, benefit proportionately from all reductions of losses by salvage, compromise or otherwise.

      The Retrocessionaire(s) shall be liable for its proportionate share of all expenses incurred by the Company in connection with the investigation and settlement or contesting the validity of specific claims or losses or alleged losses.

      Losses due by the Retrocessionaire(s) to the Retrocedant shall be carried to account.


Article XII - CLAIMS CO-OPERATION CLAUSE

      The Retrocedant shall advise the Retrocessionaire(s) with reasonable promptitude of any loss or losses in which the Retrocessionaire(s) is likely to be involved and shall provide the Retrocessionaire(s) with full information relative thereto. However, inadvertent failure to give such reasonably prompt advice shall not affect the Retrocedant's rights under this Agreement.


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      The Retrocessionaire(s), through its appointed representatives, shall have the right to cooperate at its own expense with the Retrocedant in the defense and/or settlement of any claims in which they may be interested.

      All settlements made by the Retrocedant shall be binding on the Retrocessionaire(s) and the Retrocessionaire(s) agrees to pay any amounts that may be recoverable under this Agreement as soon as reasonably practical after the receipt of the necessary papers proving the loss.


Article XIII - OFFSET

      The Retrocedant or the Retrocessionaire(s) may offset any balance, whether on account of premium, commission, claims or losses, adjustment expense, salvage, or otherwise, due from one party to the other under this Agreement or under any other agreement heretofore or hereafter entered into between the Retrocedant and the Retrocessionaire.


Article XIV - TAX PROVISIONS

      In consideration of the terms under which the agreement is issued, the Retrocessionaire(s) shall participate up to its proportionate share in State Taxes which might be applicable for business ceded hereunder.


Article XV - ACCESS TO RETROCEDANT'S RECORDS

      The Retrocessionaire or its designated representatives shall have free access at any reasonable time to all records of the Retrocedant which pertain in any way to this Agreement.


Article XVI - EXTRA CONTRACTUAL AND PUNITIVE DAMAGES

      In no event shall the Retrocessionaire(s) participate in any extra or non-contractual damages, nor legal fees and expenses attendant to the defense thereof, including but not limited to compensatory, exemplary and punitive damages, nor fines or Statutory Penalties which are awarded against the original reinsured as a result of an act, omission or course of conduct committed by or for which the original reinsured shall be held responsible in connection with the reinsurance retroceded under this Agreement, unless the Retrocessionaire(s) shall have concurred in writing with the proposed act, omission or course


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of conduct to be taken by the original reinsured which lead to the awarding of such damages.

      If the Retrocessionaire(s) furnishes such written concurrence, payment of such awarded damages will be shared by the Retrocedant and the Retrocessionaire(s) in the same proportion as the parties are sharing the claim out of which such extra contractual obligation arises.


Article XVII - ERRORS AND OMISSIONS

      Any inadvertent error, omission or delay in complying with the terms and conditions of this Agreement shall not be held to relieve either party hereto from any liability which would attach to it hereunder if such error, omission or delay had not been made, provided such error, omission or delay is rectified immediately upon discovery.


Article XVIII - INSOLVENCY

      In the event of the insolvency of the Retrocedant, this Reinsurance shall be payable directly (except where the policy of insurance or this Agreement specifically provides another payee of such reinsurance in the event of the insolvency of the Retrocedant) to the Retrocedant or to its liquidator, receiver, conservator or statutory successor on the basis of the liability of the Retrocedant without diminution because of the insolvency of the Retrocedant or because the liquidator, receiver, conservator or statutory successor of the Retrocedant has failed to pay all or a portion of any claim.

      It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the Retrocedant shall give written notice to the Retrocessionaire(s) of the pendency of a claim against the Retrocedant indicating the policy retroceded, which claim would involve a possible liability on the part of the Retrocessionaire(s) within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Retrocessionaire(s) may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses that it may deem available to the Retrocedant or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Retrocessionaire(s) shall be chargeable, subject to the approval of the court, against the Retrocedant as part of the expense of conservation or liquidation to the extent of a proportionate share of the benefit which may accrue to the Retrocedant solely as a result of the defense undertaken by the Retrocessionaire(s).


Article XIX - ARBITRATION


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      All differences between the Retrocedant and the Retrocessionaire(s) on which agreement cannot be reached will be decided by arbitration. The arbitrators will determine the interpretation of this Agreement in accordance with usual business and reinsurance practices rather than strict technicalities. Three arbitrators will decide any differences. They must be professionals of the life or Property and Casualty insurance industry and other than the two parties to this Agreement. One of the arbitrators is to be appointed by the Retrocedant and one by the Retrocessionaire(s) and these two will select a third. If the two are not able to agree on a third, the choice will be left to the President of the American Council of Life Insurance or its successors. The arbitration procedure shall follow the rules of the American Arbitration Association. The arbitration shall be conducted in the State of New York and under mutually agreed upon procedures. If the parties cannot reach agreement on procedures, either party may petition the American Arbitration Association, or its' successor, to conduct such arbitration. Any required filing fee will be the sole responsibility of the petitioner. This Agreement shall be deemed binding upon the arbitrators for terms expressly agreed to herein. The arbitrator's decision will be by majority vote, and no appeal will be taken from it. The judgment rendered by the arbitrators may be entered in any court having proper jurisdiction. Expenses and fees for the arbitrators shall be borne equally by the Retrocedant and Retrocessionaire(s) except as mentioned concerning petitioning fee to the American Arbitration Association.


Article XX - PROPORTION

      This Agreement of the undersigned Retrocessionaire(s) is for and covers its share of the foregoing interests and liabilities.

     The share of the Retrocessionaire(s) shall be separate and apart from the shares of any other reinsurers, and Retrocessionaires(s) shall in no event participate in the interests and liabilities of such other reinsurers.


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be
signed, in duplicate, by their duly authorized representatives this       day of
                              19     .


                                    UNUM LIFE INSURANCE COMPANY


                                    BY:  _______________________________________

                                    TITLE:  ____________________________________



Signed on this               day of                    19    .



By DUNCANSON & HOLT, INC.

                                    On Behalf of:

                                    TRENWICK AMERICA REINSURANCE CORPORATION
                                    (Retrocedant)

                                    BY:  _______________________________________

                                    TITLE:  ____________________________________


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                       INTEREST AND LIABILITIES AGREEMENT


It is hereby mutually agreed by


                           UNUM LIFE INSURANCE COMPANY

       (hereinafter referred to as the "Subscribing Retrocessionaire(s)")


                                       and


                    TRENWICK AMERICA REINSURANCE CORPORATION

                 (hereinafter referred to as the "Retrocedant")



     That the Subscribing Retrocessionaire(s) shall have a 100% participation in the Interest and Liabilities underwritten on behalf of the Retrocedant as set forth in the instrument attached hereto entitled, Special Accident Reinsurance Facility Quota Share Reinsurance Retrocession.

     Such participation shall be several and not joint with the participation of other Subscribing Retrocessionaire(s) and the Subscribing Retrocessionaire(s) shall under no circumstances participate in the Interest and Liabilities of the other Retrocessionaire(s) in said instrument.

     The Retrocedant shall pay to the Subscribing Retrocessionaire(s) 100% of all premiums due or which may become due the Retrocessionaire(s) under the provisions of the instrument attached. This Agreement shall attach October 1, 1996 and is subject to the Term provision contained in Article III of the attached instrument which are hereby incorporated by reference into this Agreement and which shall apply as though they had been specifically provided for herein.

     The instrument to which this Agreement is attached and, therefore, the Interest and Liabilities of the Subscribing Retrocessionaire(s) therein, may be changed, altered and amended as the parties may agree, provided such change, alteration and amendment is evidenced by endorsement to this Agreement executed by the Retrocedant and the Subscribing Retrocessionaire(s).


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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed, in duplicate, by their duly authorized representatives.


THE SUBSCRIBING RETROCESSIONAIRE(S)

Signed in

this                      day of                    19     .


                                    UNUM LIFE INSURANCE COMPANY

                                    BY:  _______________________________________

                                    TITLE:  ____________________________________



AND



THE RETROCEDANT

Signed in

this                      day of                    19     .


By DUNCANSON & HOLT, INC.

                                    On Behalf of:

                                    TRENWICK AMERICA REINSURANCE CORPORATION
                                    (Retrocedant)

                                    BY:  _______________________________________

                                    TITLE:  ____________________________________

                                    EXHIBIT I


                                     of the

                      SPECIAL ACCIDENT REINSURANCE FACILITY
                      QUOTA SHARE REINSURANCE RETROCESSION

                                     between

                    TRENWICK AMERICA REINSURANCE CORPORATION

                                       and

                           UNUM LIFE INSURANCE COMPANY


Business Covered:                        Occupational Accident Insurance and
                                         Reinsurance


100% Authorized Limits                   $  5,000,000 Per Life

                                         $10,000,000 Per Occurrence

                              Addendum No. 1 to the

                      SPECIAL ACCIDENT REINSURANCE FACILITY
                      QUOTA SHARE REINSURANCE RETROCESSION

                    (hereinafter referred to as "Agreement")

              In consideration of the mutual covenants hereinafter
                   contained and upon the terms and conditions
                              hereinafter set forth

                           UNUM LIFE INSURANCE COMPANY

             (hereinafter referred to as the "Retrocessionaire(s)")

             does hereby indemnify, as herein provided and specified
                            business underwritten by

                             DUNCANSON & HOLT, INC.

               (hereinafter referred to as "Underwriting Manager")

                                  on behalf of

                    TRENWICK AMERICA REINSURANCE CORPORATION

                 (hereinafter referred to as the "Retrocedant")



It is hereby mutually understood and agreed that the following changes are made to this Agreement effective October 1, 1998:

Article VIII - PROFIT COMMISSION

      Annually, the Retrocessionaire(s) will pay the Retrocedant Profit Commission equal to thirty (30%) of the profits accruing on business ceded under this Agreement. Computation of the Profit Commission shall be on an Underwriting Year basis. Each Underwriting Year shall encompass all transactions relating to reinsurance ceded under this Agreement during the period.

      The first calculation of a Profit Commission shall be made following September 30, 1999, for the Underwriting Year ending that date. Calculation of the Profit Commission shall be made following September 30th of each
Underwriting Year that this Agreement remains in effect until each Underwriting Year is fully developed.
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      The profits, for each Underwriting Year to which the 30% Profit Commission will apply, shall be equal to the excess of A over B where:

      (A) INCOME is equal to the sum of:

          1.    Gross Written Premium during the Underwriting Year; and

          2.    Unearned premium reserve at beginning of period; and

          3. A reserve for incurred, but not reported, loss development at beginning of period; and

          4.    A reserve for outstanding losses at beginning of period; and

          5. Recoveries from any excess of loss protection contracts that may be arranged by the Underwriting Manager to protect the Retrocedant; and

          6. Investment Income on the average amount of reserve funds held by the Retrocessionaire(s) during the current Underwriting Year, valued as of the date of distribution, based on the monthly prime interest rate during the subject period published in The Wall Street Journal less one-half percent.

      (B) OUTGO is equal to the sum of:

          1. All losses and loss expenses paid less salvages applicable to the Underwriting Years; and

          2.    Outstanding Loss Reserve at the close of the Underwriting Year;
                and

          3.    Loss Development Reserve at the close of the Underwriting Year;
                and

          4.    Acquisition Cost (Commission and Brokerage Earned); and

          5.    Unearned Premium Reserve for the current Underwriting Year; and

          6.    An allowance of up to 2% for all business for Retrocedant's
                Expense.

          7. An allowance of seven and one half (7 1/2%) of the Gross Written Premium for Underwriting Managers Fee.

          8. An allowance of 3/4 of 1% of Gross Written Premium for Retrocessionaires Expense.


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      In the event of an underwriting loss on the total results of any one
Underwriting Year, the amount of such loss shall be debited to the profit commission statement for the ensuing Underwriting Year. Should a debit balance still remain, such balance shall be reduced by 50% and debited against further Underwriting Year(s), but not exceeding three years in all, and no profit commission shall be considered as earned under this Agreement until a credit balance is restored. The first calculation of profit commission under this Agreement shall be made as of September 30, 1999 and shall apply to all business transacted from the inception of this Agreement. Subsequent calculations and recalculations of each year's profit commission shall be made as of the last day of each Underwriting Year. In this Agreement, no further calculation of profit commission shall be made until all liability has been terminated and all claims settled.


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       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed, in duplicate, by their duly authorized representatives.


THE SUBSCRIBING RETROCESSIONAIRE(S)

Signed in

this              day of                       19     .


                                    UNUM LIFE INSURANCE COMPANY

                                    BY:  _______________________________________

                                    TITLE:  ____________________________________



AND



THE RETROCEDANT

Signed in

this              day of                       19     .


By DUNCANSON & HOLT, INC.

                                    On Behalf of:

                                    TRENWICK AMERICA REINSURANCE CORPORATION
                                    (Retrocedant)

                                    BY:  _______________________________________

                                    TITLE:  ____________________________________


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
                                    EXHIBIT I


                                     of the

                      SPECIAL ACCIDENT REINSURANCE FACILITY
                      QUOTA SHARE REINSURANCE RETROCESSION

                                     between

                           UNUM LIFE INSURANCE COMPANY

                                       and

                    TRENWICK AMERICA REINSURANCE CORPORATION


Business Covered:                          Occupational Accident Insurance and
                                           Reinsurance


100% Authorized Limits                     $10,000,000 Per Life

                                           $10,000,000 Per Occurrence